SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2012

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K, which we refer to as this Current Report, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not clearly historical in nature are forward-looking, and the words “intends,” “estimates,” “anticipate,” “will,” “expects,” “plans,” and similar expressions are generally intended to identify forward-looking statements.  Examples of these forward-looking statements include, but are not limited to our expected use of proceeds of the loans disclosed below.  All forward- looking statements (including statements regarding the expected use of proceeds of  the loans disclosed below) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010 and our other filings with the Securities and Exchange Commission.  Copies of the periodic reports we file with the Securities and Exchange Commission are available on our website at www.lxp.com. We have not incorporated by reference into this Current Report the information in, or that can be accessed through our website, and you should not consider any such information to be a part of this Current Report. All forward-looking statements included in this Current Report are based on information available as of the filing of this Current Report.  We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01. Entry into a Material Definitive Agreement.

Secured Revolving Credit Facility

On January 13, 2012, Lexington Realty Trust, or the Trust, entered into an amended and restated credit agreement among the Trust, Lepercq Corporate Income Fund L.P., or LCIF, and Lepercq Corporate Income Fund II L.P., or LCIF II, jointly and severally as borrowers, KeyBank National Association, or KeyBank, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein. The amended and restated credit agreement amends and restates the credit agreement, dated as of January 28, 2011, among the Trust, LCIF and LCIC II, jointly and severally as borrowers, KeyBank and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

The amended and restated credit agreement provides for a new $300.0 million secured revolving credit facility, which refinances and replaces the previously existing $300.0 million secured revolving credit facility. The following is a comparison of the interest rate under the previously existing secured revolving credit facility and the interest rate under the new secured revolving credit facility, which is dependent on the Trust’s Leverage (as defined in the amended and restated credit agreement):

Previously Existing Secured Revolving Credit Facility		New Secured Revolving Credit Facility
Leverage	Applicable Margin Over LIBOR	Leverage	Applicable Margin Over LIBOR
N/A	N/A	Less than 45%	1.625%
Less than 50%	2.50%	Greater than or equal to 45% but less than 50%	1.875%
Greater than or equal to 50% but less than 60%	2.85%	Greater than or equal to 50% but less than 55%	2.125%
Greater than or equal to 60%	3.10%	Greater than or equal to 55%	2.375%

Upon date when the Trust obtains an investment grade debt rating from at least two of Standard & Poors, Moody’s and Fitch, which date is referred to in this Current Report as the Release Date, the interest rate will be dependent on the Trust’s debt rating, as follows:

Debt Rating	Applicable Margin Over LIBOR
At least A- or A3	1.00%
At least BBB+ or Baa1	1.15%
At least BBB or Baa2	1.35%
At least BBB- or Baa3	1.55%
Below BBB-, Baa3 or unrated	1.95%

The new secured revolving credit facility matures January 13, 2015, but can be extended until January 13, 2016 at the Trust’s option. With the consent of the lenders, the Trust can increase the size of the new secured revolving credit facility by $225.0 million (for a total facility size of $525.0 million).

The facility is secured by ownership interest pledges and guarantees by certain of the Trust’s subsidiaries that in the aggregate own interests in a borrowing base of properties owned indirectly by the Trust. Upon the Release Date, the ownership interest pledges will be released.

The amended and restated credit agreement contains representations, financial and other affirmative and negative covenants, events of defaults and remedies typical for this type of revolving credit loan. The principal financial covenants under the amended and restated credit agreement are (1) the Trust’s total indebtedness may not exceed 60% of its capitalized value (as defined in the amended and restated credit agreement and based on an 8.00% capitalization rate); (2) the Trust’s adjusted EBITDA (as defined in the amended and restated credit agreement) determined on a consolidated basis for the period of two consecutive fiscal quarters most recently ending may not be less than 150% of the Trust’s interest expense for such period; (3) the Trust’s adjusted EBITDA for the period of two consecutive fiscal quarters most recently ending may not be less than 140% of the Trust’s fixed charges for such period; (4) the Trust’s principal amount of recourse secured indebtedness determined on a consolidated basis may not exceed 10% of the Trust’s capitalized value; (5) the Trust’s tangible net worth (as defined in the amended and restated credit agreement) may not be less than $1,600,000,000 plus 75% of the net proceeds from certain equity offerings by the Trust; and (6) the Trust’s floating rate indebtedness may not exceed 35% of the Trust’s total indebtedness. Upon the Release Date, the Trust principal financial covenants will include (1) unsecured indebtedness of the Trust and its subsidiaries determined on a consolidated basis shall not at any time exceed the borrowing base value, and (2) the Trust’s principal amount of recourse secured indebtedness determined on a consolidated basis may not exceed 45% of the Trust’s capitalized value.

The amended and restated credit agreement also restricts the amount of capital the Trust can invest in specific categories of assets, such as unconsolidated entities, unimproved land, properties under construction, notes receivable, and properties leased under ground leases. In addition, the cross-default provision under the amended and restated credit agreement is limited to recourse indebtedness in excess of $10.0 million.

The amended and restated credit agreement contains a covenant that restricts the ability of the Trust, directly or indirectly, to make certain payments. This covenant contains certain exceptions, including an exception that allows the Trust’s operating partnerships to make any distributions necessary to allow the Trust to (i) maintain its status as a real estate investment trust or (ii) distribute 95.0% of funds from operations. The Trust does not anticipate that this provision will adversely affect the ability of its operating partnerships to make distributions sufficient for the Trust to pay dividends under its current dividend policy.

The Trust expects to use the proceeds under the new secured revolving credit facility for general working capital. The foregoing description of the credit agreement is qualified in its entirety by reference to the amended and restated credit agreement attached as Exhibit 10.1 to this Current Report.

Term Loan Facility

On January 13, 2012, the Trust entered into a term loan agreement among the Trust, LCIF and LCIF II, jointly and severally as borrowers, Wells Fargo Bank, National Association, or Wells Fargo, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

The term loan agreement provides for a new term loan facility in a principal amount up to $215.0 million.  The term loan matures January 11, 2019.

The facility is secured by ownership interest pledges and guarantees by the same subsidiaries and borrowing base assets as under the Trust’s new secured revolving credit facility described above. As set forth above, upon the Release Date, the ownership interest pledges will be released. The term loan agreement requires regular payments of interest only at an interest rate dependent on the Trust’s Leverage (as defined in the term loan agreement), as follows:

Leverage	Applicable Margin Over LIBOR
Less than 45%	2.00%
Greater than or equal to 45% but less than 50%	2.25%
Greater than or equal to 50% but less than 55%	2.45%
Greater than or equal to 55%	2.85%

Upon the Release Date, the interest rate will be dependent on the Trust’s debt rating, as follows:

Debt Rating	Applicable Margin Over LIBOR
At least BBB+ or Baa1	1.50%
At least BBB or Baa2	1.75%
At least BBB- or Baa3	1.95%
Below BBB- or Baa3, or unrated	2.25%

The Trust may not prepay any outstanding borrowings under the term loan facility through January 12, 2013, but the Trust may prepay outstanding borrowings thereafter with a premium, as follows:

Period	Premium
January 13, 2013 to and including January 12, 2014	3%
January 13, 2014 to and including January 12, 2015	2%
January 13, 2015 to and including January 12, 2016	1%

Prepayments after January 12, 2016 are permitted without any premium. In addition, the Trust is required to prepay all borrowings under the term loan facility to the extent such borrowings are in excess of the amount the Trust has the ability to borrow under the term loan facility.

The term loan agreement contains representations, financial and other affirmative and negative covenants, events of defaults and remedies substantially similar to those contained in the amended and restated credit agreement described above.

The Trust expects to use proceeds from the term loan facility to refinance certain indebtedness, the majority of which is maturing in 2012. The Trust made an initial draw of $50.0 million under the term loan facility, which, together with borrowings under the new secured revolving credit facility, was used to repay the term loans in the original principal amounts of $25.0 million and $45.0 million, which were procured from KeyBank in March, 2008. Subsequent draws under the term loan facility can be made until January 12, 2013. The foregoing description of the term loan agreement is qualified in its entirety by reference to the term loan agreement attached as Exhibit 10.2 to this Current Report.

Intercreditor Agreement

In connection with the amended and restated credit agreement and the term loan agreement, the Trust entered into an intercreditor agreement, dated as of January 13, 2012, among the Trust, LCIF, LCIF II, the other grantors party thereto, KeyBank, as the authorized representative for the credit agreement secured parties, and Wells Fargo, as authorized representative for the term loan agreement secured parties. The Intercreditor Agreement provides for the rights and obligations of the lenders under the amended and restated credit agreement and the term loan agreement with respect to the collateral securing the loans under such agreements.

The foregoing description of the intercreditor agreement is qualified in its entirety by reference to the intercreditor agreement attached as Exhibit 10.3 to this Current Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 13, 2012, the Trust entered into the amended and restated credit agreement described in Item. 1.01 of this Current Report under the heading “Secured Revolving Credit Facility.” The material terms and conditions pertaining to the new secured revolving credit facility are set forth in Item 1.01 of this Current Report and are incorporated in this Item 2.03.

The new secured revolving credit facility refinances the Trust’s previously existing secured revolving credit facility under the credit agreement dated as of January 28, 2011, as amended.

On January 13, 2012, the Trust entered into the term loan agreement described in Item. 1.01 of this Current Report under the heading “Term Loan Facility.” The material terms and conditions pertaining to the term loan facility are set forth in Item 1.01 of this Current Report and are incorporated in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

10.1             Amended and Restated Credit Agreement, dated as of January 13, 2012, among the Trust, LCIF and LCIF II, jointly and severally as borrowers, KeyBank, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

10.2             Term Loan Agreement, dated as of January 13, 2012, among the Trust, LCIF and LCIF II, jointly and severally as borrowers, Wells Fargo as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

10.3             Intercreditor Agreement, dated as of January 13, 2012, among the Trust, LCIF, LCIF II, the other grantors party thereto, KeyBank, as the authorized representative for the credit agreement secured parties, and Wells Fargo, as authorized representative for the term loan agreement secured parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: January 17, 2012	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

10.1             Amended and Restated Credit Agreement, dated as of January 13, 2012, among the Trust, LCIF and LCIF II, jointly and severally as borrowers, KeyBank, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

10.2             Term Loan Agreement, dated as of January 13, 2012, among the Trust, LCIF and LCIF II, jointly and severally as borrowers, Wells Fargo as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

10.3             Intercreditor Agreement, dated as of January 13, 2012, among the Trust, LCIF, LCIF II, the other grantors party thereto, KeyBank, as the authorized representative for the credit agreement secured parties, and Wells Fargo, as authorized representative for the term loan agreement secured parties.